Exhibit 99.2

Revolutionizing Harvesting & Refinement of Cannabis & High Value Plants OTCQX: CRYM INVESTOR PRESENTATION TECHNOLOGIES SEPTEMBER 2022

Harvesting & Refinement Done More Efficiently CryoMass Technologies Inc. designs, manufactures and commercializes cryo - mechanical systems and processes for the harvesting and refinement of hemp, cannabis, and other high - value plants. Harvesting is simplified by processing fresh whole plant straight from the field while eliminating the need for bucking, trimming, drying and milling. This significantly reduces processing time, labor and cost while substantially increasing preservation of value components. Our patented cryogenic trichome separation module enables processors to scale the production of solventless products to an industrial capacity that is not currently achievable with existing technology. The system’s efficiency and yield are unmatched by the competing processes, and at a fraction of the operational cost. 2 ABOUT US

3 WHO WE ARE Revolutionizing Harvesting & Refinement Of Cannabis & High Value Plants OUR VISION To revolutionize the harvesting & refinement of high value plants while using the smallest ecological footprint . OUR PURPOSE To enhance cultivators and processors operational efficiencies with innovative technology that will translate into increased profits while enabling them to provide consumers with higher quality products . OUR VALUES Eco - Sustainable & Socially Responsible Committed to Innovation Driven by Science/Backed by Data Empower Through Education

Hemp & Marijuana Are The Same Plant; Cannabis sativa All forms of cannabis, including marijuana and hemp, belong to a single species - cannabis sativa 4 HEMP VS. MARIJUANA HEMP A term often used in policy to describe any cannabis variety with less than 0.3% THC. Traditionally bred for CBD, fiber and seed MARIJUANA A vernacular term typically used to describe cannabis with higher levels of THC (over 10%). Traditionally bred for cannabinoids – most notably THC

1. FLOWER Often called buds, cannabis flowers vary in appearance depending on their sex and genetic traits. The colours range widely with the most common being green, orange, red and purple. The female flower, having the highest concentration of trichomes, is the part of the plant that is consumed to experience the effects attributed to cannabis. 5 PLANT ANATOMY 2. TRICHOMES Cannabis trichomes contain, in varying quantities, several cannabinoid compounds, predominantly tetrahydrocannabinol (THC) and cannabidiol (CBD). Trichomes appear as tiny crystals all over the plant. They are bigger and denser on the flowers than on the leaves. 3. LEAF The symbol of the cannabis and something of an icon, the leaf is easily recognizable by its fan shape, pronounced venation and serrated leaflets. Leaf colour can range from pale green to dark olive green. TERPENES Different strains of cannabis have different sets of terpenes, which are comparable to essential oils. It is mainly the terpenes that give cannabis plants their particular aromas and flavours. 1 2 3

STALKS Stalks consist of an inner woody hurd fibre, and an outer string - like bast fibre. Hurd can be used for hempcrete, insulation, construction materials, mulch, paper, plastics, particle board, energy and biofuels and many other applications. Bast uses include pulp and paper, biocomposites, textiles, rope, construction materials, and energy and biofuels. 6 CANNABIS: A PLANT OF MANY USES LEAVES Leaves harness energy from the sun for plants to survive. They may be used for energy and biofuels, nutraceuticals, tea, cosmetics, compost, and various agro - chemicals. SEEDS Seeds are produced in female flowers. They contain a high amount of protein and beneficial fats. Seeds are used for protein powder, vegetable oils, cosmetics including topicals and hair products, energy and biofuels, flour, animal feed, and many other applications.

Importance Of T richomes Glandular trichomes are small resin glands found mostly on the surface of female flowers. These chemical factories produce hundreds of compounds including cannabinoids and terpenes. Cannabinoids, including THC and CBD, are responsible for the medicinal and sometimes psychoactive effects of cannabis. Terpenes (and terpenoids) are largely responsible for the characteristic smell of cannabis as well as contributing to the medicinal effects. Cannabinoids and terpenes are found almost exclusively within the glandular trichomes and nowhere else on the plant. Not only are these compounds very sensitive to environmental factors such as oxygen, heat and light, the trichomes housing these compounds are very delicate and will readily fracture or detach when subjected to physical agitation. 7 WHY TRICHOMES?

T r aditional Harvesting & Processing Methods Incur Enormous Loss Of T richomes 8 CRYOMASS VS. CONVENTIONAL PROCESSING METHODS Conventional processing methods haven’t changed much since the 1960s, when the industry operated illegally out of someone’s backyard. The methods waste a third or more of the plant’s most desired elements – the trichomes. The trouble starts with the fragility of trichomes. They break off easily and are lost forever in the same way a Christmas tree loses its needles when handled and then are gone forever. With conventional handling and drying, every step shakes off more of them. All in all, roughly one - third of the trichomes are lost. When the plant is handled and trucked to a drying facility, the loss of trichomes accelerates. Then – midway through drying – the flower becomes extremely brittle and trichome loss becomes exponential , like the needles of a Christmas tree being forced through the front door at the end of the holiday season. By that point, the plant still needs to be handled and transported to the extraction facility. The biggest challenge in any plant processing is to capture all the valuable elements that are wrapped up inside the plant at the moment of harvest. There really was no way to accomplish this…until now.

What Have T richomes Been T r aditionally Used For? 9 USE OF TRICHOMES Hashish, also known as hash, is a cannabis concentrate product composed of compressed or purified preparations of stalked resin glands, called trichomes. Hash has a long history of usage in countries such as Morocco, Afghanistan, India, Iran, Israel, and Lebanon. The sticky resins glands of the fresh flowering female cannabis plant are collected. Traditionally this was, and still is, done in remote locations by pressing or rubbing the flowering plant between two hands and then forming the sticky resins into a small ball of hashish called charas. This method produces the highest amount of cannabinoids (THC content up to 60%) without chemical solvents or distillation. Mechanical separation methods use physical action to remove the trichomes from the dried plant material, such as sieving through a screen by hand or in motorized tumblers. This technique is known as "drysifting". The resulting powder, referred to as "kief" or "drysift", is compressed with the aid of heat into blocks of hashish. Ice - water separation is another mechanical method of isolating trichomes .

How Were T richomes Collected Before CryoMass ? 10 CRYOMASS VS. CONVENTIONAL PROCESSING METHODS Traditional trichome separation methods are rudimentary at best. The cannabis flower is typically placed in a mesh bag, soaked in ice water and then agitated to separate the trichomes. The careful agitation is done by machine or by hand, using paddles. Trichomes may break away from supporting flower and leaves when plant material becomes brittle at low temperatures. After plant material has been agitated in an icy slush, separated trichomes are often dense enough to sink to the bottom of the ice - water mixture following agitation, while lighter pieces of leaves, stems and other plant particles tend to float. The water is then left to settle and the trichomes at bottom of the tank are isolated using filtration bags with various - sized screens. Manual Trichome Separation Traditional Ice Water Trichome Separation System

11 CRYOMASS VS. TRADITIONAL SYSTEMS

CryoMass vs. Traditional Trichome Separation Systems

When comparing the results of the patented CryoMass system to traditional ice water trichome separation systems, **there is no comparison.**

Based on the processing of **25,000 lbs** of biomass, here is a comparison of our trichome separation system versus nine leading traditional systems that do not and cannot utilize our patented cryogenic, solventless separation process. **They use ice water instead.**

It is important to note that one of the key reasons the CryoMass system is so much more efficient from a process and cost-saving perspective is that it is, to the best of our knowledge, the only continuous-feed separation system while all others are batch-feed systems.

Although the Company's initial focus is on the cannabis and hemp sector, **there is tremendous potential to generate important revenue streams from processing other high-value, trichome-rich plants** where similar cost savings and end-product improvements can be realized.


CRYOMASS
TRADITIONAL
Biomass processed/hour (lbs.)
1300
60
22x MORE
Separation time in days (based on 12-hour days)
1.6
66
41x FASTER
Expected average trichome yield (lbs.)
8,000
1,750
4.5x MORE
Operating expenses ($)
2,816
33,533
90% SAVINGS

* Traditional systems data was gathered from company websites and from conversations with company representatives. This is an average of the 9 leading traditional systems.

12 OUR MACHINE Bringing Never Before Seen Efficiencies & Options To Cannabis & High Value Plant Operators INDUSTRIAL CAPACITY Process up to 1,300 lbs/600,000 grams of fresh biomass per hour per system. ELIMINATE DRYING & TRIMMING Process fresh whole plants straight from the field and reduce days of work & trichome loss. BIOMASS VERSATILITY Process wet or dry, fresh frozen, whole plant, cured flower, trim and everything in between. MOBILE OR FIXED UNITS Our system can be operated at the cultivation site or be permanently installed in a processing facility. GREEN PROCESS Minimal energy usage and no organic solvents. Minimal ecological footprint . VOLUME Reduce volume of product up to 80% relative to starting material, making storage and transportation less burdensome . OUTPUT Increase cannabinoid and terpene concentration up to 10x .

13 CRYOSIFT & WHAT IT MAKES SOLVENTLESS PRODUCTS CRYOSIFT IS TRICHOMES IN THEIR PUREST FORM • CryoSift can be used for making THC and CBD products for medicinal, wellness and recreational purposes . It can also be used for making CBD products for animals . • The quality of CryoSift is superior to sift obtained with traditional dry and water - based trichome separation methods. Cryogenic separation results in increased cannabinoid yields, higher terpene count for a greater retention of the most desirable compounds. • Though CryoSift can be consumed as is, it is the ideal input for manufacturing superior premium concentrates at scale, without the use of solvents (solventless) . • CryoSift can also be used as a high - quality feedstock for traditional solvent - based extraction methods (such ethanol, CO2 or hydrocarbon) to create extracts with different flavor, color and aroma profiles like live resin concentrates. We Call The Result Of Our Cryogenic Trichome Separation - CryoSift SOLVENT BASED PRODUCTS THC & CBD Live Rosin Concentrates & Vapes, Hash, Tinctures, Edibles, Gel Caps, Beverages, Pre - Rolls, Etc. CRYOSIFT THC & CBD Live Resin Concentrates & Vapes, Distillate, Tinctures, Edibles, Gel Caps, Beverages, Etc.

14 WHO CAN USE CRYOMASS? Industries That Can Use Our T echnolo g y We are also exploring the application of our process to a broad range of industries that handle high - value plants which could benefit from our precision capture , cryo - preservation and separation technology PHARMACEUTICAL Numerous compounds of medicinal interest grow in trichome - containing plant species including natural fungicides and antibiotics to name a few AGRICULTURE Cryo preservation and refinement of standard agricultural crops FOOD & BEVERAGE NUTRACEUTICALS Hops for beer and grapes for wine

15 CRYOMASS MILESTONES

Where it Began
August 2015

The concept of using cryogenic fluid to separate trichomes & produce extracts without solvents was born in California

Early R&D
March 2016

First separation of trichomes from biomass using cryogenic fluid was performed in Long Beach, California

Establishing Patents
June 2016

Matt Armstrong began writing the cryogenic separation patent with the intent to keep it as broad as possible

Patent Applications
May 2017

Official patent applications with the US patent office (USPTO), European patent office (EPO) & many other countries

Testing 1st Prototype
June 2020

Began assembling and testing of 1st generation CryoCann prototype

US Patent Granted
December 2020

Approval & grant date of initial patent **(valid until 2038)** by The United States Patent and Trademark Office (USPTO)

Dev 2nd Prototype
April 2021

Began 2nd generation CryoCann system design with California based manufacturer

CryoCann Acquired
June 2021

CryoCann USA assets are acquired by CryoMass Technologies Inc

China Patent Granted
September 2021

Granted patent **(valid until 2038)** from the Chinese Intellectual Property Office

Further Testing
December 2021

Began testing of individual components of the 2nd generation prototype

CAN Patent Granted
May 2022

CryoMass receives Canadian patent **(valid until 2039)** and begins real-time trials of a full-scale, user-ready model of its patented cryogenic trichome separation unit

First Unit Dispatched
September 2022

Anticipated delivery of our 1st commercial unit at operating partner facility in Monterey, California.

16 MARKET DATA Global cannabis product sales will reach US$35 billion in 2022, and are projected to reach US$61 billion by 2026 (1) 1 st commercial unit at operating partner facility will cover 60% of California cultivation licences CALIFORNIA Legal Cannabis product sales in California totalled US$431.3 million in June 2022. Suggesting an annual run - rate of US$5.175 billion (6) 1. 2. 3. 4. 5. 6. https://bdsa.com/wp - content/uploads/2022/03/Cannabis - Market - Forecast - Spring - 2022 - Update.pdf https://prohibitionpartners.com/2022/08/04/the - north - american - cannabis - report - 3rd - edition - key - insights/ https:// www.canada.ca/en/health - canada/services/drugs - medication/cannabis/research - data/market/licensed - area.html https:// www.hempbenchmarks.com/interactive/total - us - hemp - acres - permitted - planted - harvested/ https:// www.canada.ca/en/health - canada/services/drugs - medication/cannabis/producing - selling - hemp/about - hemp - canada - hemp - industry/statistics - reports - fact - sheets - hemp.html https:// www.newcannabisventures.com/june - cannabis - sales - decrease - slightly - from - may - to - 1 - 65 - billion/ Product sales projected to grow from US$18.5 billion in 2022 to US$58.8 billion in 2026 (2) USA CANNABIS In 2021, 30,000 acres of hemp were harvested for a total of ~30 million pounds of biomass (4) USA HEMP Product sales of US$4 billion in 2021 projected to be US$7.6 billion in 2026 (2) 2,196 acres of licensed cultivation in 2021 (3) CANADA CANNABIS 1 , 269 industrial hemp licenses in 2020 with 54 , 963 acres of cultivation (5) CANADA HEMP Initial Market Focus Is North America

17 OUR TEAM Leadership T eam CryoMass Technologies is led by an extremely experienced and talented group of individuals who offer perspectives based on their diverse backgrounds and skill sets. From our corporate officers to our board of directors, the company is well suited for future growth. Christian Noël Blair Mullin Patricia Kovacevic Matt Armstrong Aaron Godin Mike Stringile Steve Cimini CEO CFO General Counsel & Head of External A f fairs Director of Innovation Director of Applied Science Director of Int’l Sales Director of US Sales

18 OUR BOARD Dr. Delon Human, Chairman Dr. Delon Human, M.B.Ch.B., M.Prax.Med, MFGP, DCH, MBA is a recognized global health leader, published author, lecturer and healthcare consultant. Board Of Directors Mario Gobbo, Director Mario Gobbo has 35 years of banking and corporate finance experience in healthcare and energy. Mark Radke, Director Mark Radke is a lawyer with a distinguished career in the area of financial services, specializing in federal securities regulation. Christian Noël, CEO & Director Christian Noël is a trusted investor and business strategist, who has held senior positions in financial and investment organizations in Montreal, Canada, for the last 21 years. Simon Langelier, Director Simon Langelier has extensive experience in the international tobacco industry and is currently a director of Imperial Brands PLC, after a 30 - year career with Philip Morris International.

Get in T ouch The common stock of CryoMass Technologies Inc. trades on the OTCQX market under the symbol CRYM . For further information, please contact us using a method below: investors@cryomass.com +1 (833) 256 - 2382 or +1 (303) 222 - 8092 WE WELCOME YOUR INQUIRIES

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This documentation is a presentation (the "Presentation") of general background information about Cryomass Technologies Inc. inc. ("Cryomass Technologies Inc." or "the Company"). It is information in a summary form and does not purport to be complete. It is not intended to be relied upon as advice to investors or potential investors and does not take into account the investment objectives, financial situation or needs of any particular investor. These should be considered, with or without professional advice, when deciding if an investment is appropriate. This Presentation does not constitute or form part of any offer for sale or solicitation of any offer to buy or subscribe for securities nor shall it or any part of it form the basis of or be relied on in connection with, or act as any inducement to enter into, any contract or commitment whatsoever. 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